TRADE SECRET & STRICTLY CONFIDENTIAL EXHIBIT 99.2 MAY 7, 2026 Carlyle Reports First Quarter 2026 Financial Results

Carlyle Reports First Quarter 2026 Financial Results

WASHINGTON, D.C. AND NEW YORK, NY – MAY 7, 2026 – The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the first quarter ended March 31, 2026.

U.S. GAAP RESULTS

U.S. GAAP results for Q1 2026 included loss before provision (benefit) for income taxes of $179 million and a margin on loss before provision (benefit) for income taxes of 70.5%.

DIVIDEND

The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on May 18, 2026, payable on May 28, 2026.

CONFERENCE CALL

Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, May 7, 2026, to discuss its first quarter financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on our website soon after the call's completion.

ABOUT CARLYLE

Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit, and Carlyle AlpInvest. With $475 billion of assets under management as of March 31, 2026, Carlyle's purpose is to invest wisely and create value on behalf of its investors, portfolio companies, and the communities in which we live and invest. Carlyle employs more than 2,500 people in 28 offices across four continents.

Further information is available at www.carlyle.com.
Follow Carlyle on X @OneCarlyle and LinkedIn at The Carlyle Group.

“Our first quarter results reflect continued momentum executing against our strategic plan. Carlyle AlpInvest delivered another quarter of exceptional growth, fundraising for both institutional and wealth clients had a strong start to the year, and we had a record quarter for U.S. Buyout realizations – each reinforcing our confidence in the path to achieving the 2028 targets we laid out at our February Shareholder Update. We remain disciplined and focused, and our conviction in Carlyle's long-term earnings trajectory has never been stronger.”

HARVEY M. SCHWARTZ
CHIEF EXECUTIVE OFFICER

2

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described in this presentation and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2026, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our other periodic filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law. This presentation does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Phone: +1 (212) 813-4527 daniel.harris@carlyle.com Brittany Bensaull Phone: +1 (212) 813-4839 brittany.bensaull@carlyle.com 3

TRADE SECRET & STRICTLY CONFIDENTIAL 01 4 First Quarter 2026 Financial Results

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 5 • Fund management fees remained relatively flat in 1Q'26 compared to 1Q'25, as an increase in fund management fees from Carlyle AlpInvest was offset by a decrease in transaction and portfolio advisory fees, as well as a decrease in catch-up management fees of $13 million as fundraising in our most recent vintage secondaries & portfolio finance funds concluded in 3Q’25. • Investment loss, including performance allocations, in 1Q'26 primarily reflected the reversal of unrealized performance allocations, primarily attributable to depreciation in our seventh U.S. buyout fund, which was driven primarily by market price decreases of certain public investments, partially offset by the impact of appreciation in our international energy funds. • Equity-based compensation increased in 1Q'26 compared to 1Q'25, primarily driven by stock awards granted in December 2025 and February 2026 to further align leadership with company performance. •Net investment income (loss) of Consolidated Funds in 1Q'26 included unrealized investment losses of approximately $35 million related to our consolidated CLOs with the remaining activity primarily attributable to unrealized losses on an investment in a consolidated infrastructure fund in Global Private Equity. Through March 31, 2026, the cumulative unrealized investment loss recognized with respect to this investment attributable to the Company was approximately $175 million, which will be realized upon the disposition of the fund’s investment, which the Company currently expects will occur in 2026. (Dollars in millions, except per share amounts) 1Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 REVENUES Fund management fees $ 586.1 $ 584.0 $ 2,250.6 $ 2,394.5 Incentive fees 43.2 51.7 150.5 199.0 Investment income (loss), including performance allocations 159.8 (616.7) 2,498.1 565.2 Revenue from Consolidated Funds 133.4 179.7 600.1 681.6 All other revenues 50.6 55.3 211.2 220.4 Total Revenues 973.1 254.0 5,710.5 4,060.7 EXPENSES Cash-based compensation and benefits 218.4 227.1 872.0 903.9 Equity-based compensation 103.5 119.8 463.1 391.0 Performance allocations and incentive fee related compensation 171.4 (367.9) 1,605.7 397.0 General, administrative and other expenses 173.6 184.6 691.5 795.3 Expenses from Consolidated Funds 113.5 166.4 553.8 677.2 Interest and other non-operating expenses 27.8 38.6 117.5 134.5 Total Expenses 808.2 368.6 4,303.6 3,298.9 Net investment income (loss) of Consolidated Funds 6.1 (64.4) 37.1 47.4 Income (loss) before provision (benefit) for income taxes1 171.0 (179.0) 1,444.0 809.2 Provision (benefit) for income taxes 12.4 (37.1) 293.1 165.0 Net income (loss) 158.6 (141.9) 1,150.9 644.2 Net income (loss) attributable to non-controlling interests 28.6 (9.7) 66.1 97.7 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 130.0 $ (132.2) $ 1,084.8 $ 546.5 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ 0.36 $ (0.37) $ 3.03 $ 1.52 Diluted $ 0.35 $ (0.37) $ 2.95 $ 1.46 Margin on income (loss) before provision (benefit) for income taxes2 17.6% (70.5%) 25.3% 19.9% Effective tax rate 7.3% 20.7% 20.3% 20.4% Net performance revenues3 $ 51.5 $ (313.2) $ 789.9 $ (78.5) Carlyle First Quarter 2026 U.S. GAAP Results Net loss attributable to The Carlyle Group Inc. common stockholders was $132.2 million for Q1 2026, or $0.37 per share on a diluted basis See notes at end of document.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 6 FINANCIAL MEASURES • Distributable Earnings (“DE”) of $327 million for Q1 2026 on a pre-tax basis, or $0.89 per common share on a post-tax basis, and $1.6 billion, or $3.77 per common share, for the LTM • Fee Related Earnings (“FRE”) of $300 million for Q1 2026 and $1.2 billion for the LTM • Realized Net Performance Revenues of $21 million for Q1 2026 and $250 million for the LTM • Net Accrued Performance Revenues of $2.6 billion as of March 31, 2026 ASSETS UNDER MANAGEMENT • Total Assets Under Management: $475 billion, up 5% year-over-year • Fee-earning Assets Under Management: $333 billion, up 6% year-over-year • Perpetual Capital Fee-earning AUM: $111 billion, representing 33% of total Fee-earning AUM • Pending Fee-earning AUM: $21 billion, down 17% year-over-year • Available Capital for investment: $96 billion, up 13% year-over-year KEY METRICS • Inflows: $13.0 billion in Q1 2026 and $52.5 billion for the LTM • Deployment: $10.0 billion in Q1 2026 and $53.3 billion for the LTM • Realized Proceeds (carry funds): $12.2 billion in Q1 2026 and $37.7 billion for the LTM • Appreciation (carry funds): 1% in Q1 2026 and 7% for the LTM CAPITAL MANAGEMENT • Declared a quarterly dividend of $0.35 per common share, payable to shareholders of record as of May 18, 2026 • Repurchased or withheld 3.8 million shares of common stock in Q1 2026, including shares withheld in the net share settlement of equity awards, totaling $205 million • Share repurchase capacity was reset to $2.0 billion effective February 26, 2026, with $1.9 billion remaining as of March 31, 2026 Carlyle First Quarter 2026 Highlights See notes at end of document.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 7 Carlyle First Quarter 2026 Total Segment Results (Dollars in millions, except per share amounts) 1Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 SEGMENT REVENUES Fund management fees $ 525.5 $ 544.5 $ 2,117.4 $ 2,262.1 Transaction and portfolio advisory fees, net and other 77.9 54.1 214.8 201.3 Fee related performance revenues1 39.5 45.4 143.1 180.4 Total segment fee revenues 642.9 644.0 2,475.3 2,643.8 Realized performance revenues 355.1 61.8 1,033.2 744.1 Realized principal investment income 30.0 28.2 97.3 150.0 Interest income 15.2 16.9 69.8 71.3 Total Segment Revenues $ 1,043.2 $ 750.9 $ 3,675.6 $ 3,609.2 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 224.0 $ 218.5 $ 871.4 $ 896.6 Realized performance revenues related compensation 227.7 41.3 681.7 493.7 Total compensation and benefits 451.7 259.8 1,553.1 1,390.3 General, administrative and other expenses 95.6 109.6 406.6 464.4 Depreciation and amortization expense 12.7 15.9 48.4 57.2 Interest expense 27.8 38.6 117.9 134.5 Total Segment Expenses $ 587.8 $ 423.9 $ 2,126.0 $ 2,046.4 Total Segment Revenues $ 1,043.2 $ 750.9 $ 3,675.6 $ 3,609.2 Total Segment Expenses 587.8 423.9 2,126.0 2,046.4 (=) Distributable Earnings $ 455.4 $ 327.0 $ 1,549.6 $ 1,562.8 (-) Realized Net Performance Revenues 127.4 20.5 351.5 250.4 (-) Realized Principal Investment Income 30.0 28.2 97.3 150.0 (+) Net Interest 12.6 21.7 48.1 63.2 (=) Fee Related Earnings $ 310.6 $ 300.0 $ 1,148.9 $ 1,225.6 After-tax Distributable Earnings per common share $ 1.14 $ 0.89 $ 3.79 $ 3.77 Dividend per common share $ 0.35 $ 0.35 $ 1.40 $ 1.40 • A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 28. • The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on May 18, 2026, payable on May 28, 2026. See Notes at the end of the document for our Dividend Policy. See notes at end of document.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 8 • Distributable Earnings were $327 million in Q1 2026 and $1.6 billion for the LTM • Realized Net Performance Revenues were $21 million in Q1 2026 and $250 million for the LTM • Realized Principal Investment Income was $28 million in Q1 2026 and $150 million for the LTM Distributable Earnings $1,105 $1,236 $1,226 $1,526 $1,691 $1,563 2024 2025 LTM 1Q'26 DISTRIBUTABLE EARNINGS in millions, except per share amounts l Fee Related Earnings l Realized Net Performance Revenues, Realized Principal Investment Income, and Net Interest DE per Share $1.14 $0.91 $0.96 $1.01 $0.89 $3.66 $4.02 $3.77 QUARTERLY DISTRIBUTABLE EARNINGS in millions, except per share amounts $311 $323 $312 $290 $300 $455 $431 $368 $436 $327 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 9 • Fee Related Earnings of $300 million in Q1 2026 decreased 3% compared to $311 million in Q1 2025. Fee Related Earnings was $1.2 billion for the LTM • FRE margin2 of 47% in Q1 2026 decreased from 48% in Q1 2025. FRE margin for the LTM was 46% Fee Related Earnings $311 $323 $312 $290 $300 48% 48% 48% 43% 47% 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 See notes at end of document. $1,105 $1,236 $1,226 46% 47% 46% 2024 2025 LTM 1Q'26 QUARTERLY FRE AND FRE MARGIN dollars in millions FRE AND FRE MARGIN dollars in millions

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 10 $2,859 $2,588 $21 $250 4Q’25 Realized Net Performance Revenues Net Performance Revenues & Other 1Q'26 • Net Accrued Performance Revenues3 were $2.6 billion as of Q1 2026, down 9% from the prior quarter, primarily attributable to depreciation in certain public investments and carry reversals in our seventh U.S. buyout fund, partially offset by appreciation in our international energy funds • Realized Net Performance Revenues were $21 million in Q1 2026 Performance Revenues 10 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q'25 1Q'26 1Q'26 Global Private Equity $ 1,940 $ 1,673 $ 10 Corporate Private Equity 1,527 1,232 (1) Real Estate 70 50 6 Infrastructure & Natural Resources 343 391 5 Global Credit 263 272 4 Carlyle AlpInvest 656 643 7 Total $ 2,859 $ 2,588 $ 21 NET ACCRUED PERFORMANCE REVENUES dollars in millions See notes at end of document. Totals may not sum due to rounding. 4

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 11 $297 $86 $93 $164 $159 $199 $209 $89 $107 $453 $475 1Q'25 1Q'26 Total Assets Under Management Total Assets Under Management1 of $475 billion at March 31, 2026 was flat to the prior quarter as a 5% increase in Carlyle AlpInvest AUM was offset by a 3% decrease in Global Private Equity AUM and a 1% decrease in Global Credit AUM. Total Assets Under Management was up 5% from one year ago, driven by a 20% increase in Carlyle AlpInvest AUM and a 5% increase in Global Credit AUM $475BN Total AUM See notes at end of document. Totals may not sum due to rounding. TOTAL AUM BY SEGMENT in billions TOTAL AUM BY PRODUCT TYPE in billions Available Capital2 $84 billion $96 billion l Global Private Equity l Global Credit l Carlyle AlpInvest YoY Change 5% 20% 5% (3)% l Carry Funds l Insurance Solutions l Credit & Other (non-carry funds)3

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 12 $95 $19 $49 $163 $67 $14 $48 $130 Global Private Equity Global Credit Carlyle AlpInvest Total Performance Fee Eligible AUM4 of $231 billion decreased 2% from the prior quarter, driven by realizations in our U.S. buyout funds. Performance Fee Eligible AUM was flat to $231 billion one year ago Performance Fee Eligible Assets Under Management $133 $29 $69 $231BN Performance Fee Eligible AUM See notes at end of document. Totals may not sum due to rounding. PERFORMANCE FEE ELIGIBLE FAIR VALUE in billions PERFORMANCE FEE ELIGIBLE AUM in billions In-Carry Ratio5 79% flat to 79% one year ago l Performance Fee-Generating Fair Value l Eligible Fair Value not yet Generating Performance Fees l Global Private Equity l Global Credit l Carlyle AlpInvest

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 13 $79 $8 $7 $17 $99 $99 $161 $166 $54 $68 $314 $333 1Q'25 1Q'26 Fee-earning Assets Under Management Fee-earning Assets Under Management6 of $333 billion at March 31, 2026 decreased 1% from the prior quarter, as a 3% increase in Carlyle AlpInvest was more than offset by a 2% decrease in Global Credit and a 2% decrease in Global Private Equity. Fee-earning Assets Under Management were up 6% from one year ago. Pending FEAUM of $21 billion increased from $17 billion in the prior quarter Pending FEAUM7 $26 billion $21 billion FEAUM BY SEGMENT in billions PERPETUAL FEAUM8 in billions, 33% of Total FEAUMYoY Change 6% 25% 4% 0% $111BN $12 billion increase year-over-year l Global Private Equity l Global Credit l Carlyle AlpInvest See notes at end of document. Totals may not sum due to rounding. l Insurance Solutions l Real Estate l Direct Lending l Other

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 14 Key Metrics Activity • Inflows1 were $13.0 billion in Q1 2026, driven by fundraising across our Carlyle AlpInvest and Global Credit segments. Carlyle AlpInvest inflows were driven by capital raised in managed accounts and in our CAPS and CAPM funds, while Global Credit inflows included the first closing in our asset-backed income fund (CABI) and the closing of our latest European CLO. Inflows of $52.5 billion for the LTM increased 6% compared to the prior LTM period • Deployment2 was $10.0 billion in Q1 2026, led by activity across our Global Credit segment, notably in our cross-platform, direct lending, and asset-backed finance strategies, as well as our Carlyle AlpInvest secondaries & portfolio finance, CAPM, and CAPS funds. Deployment of $53.3 billion for the LTM increased 16% compared to the prior LTM period • Realized Proceeds from carry funds were $12.2 billion in Q1 2026, driven by record realizations in our U.S. buyout funds and activity across our Carlyle AlpInvest segment. Realized Proceeds of $37.7 billion for the LTM increased 21% compared to the prior LTM period • Carry Fund Appreciation was 1% in Q1 2026 and 7% for the LTM Inflows Deployment Realized Proceeds Carry Funds Appreciation Carry Funds ($bn) 1Q'26 LTM 1Q'26 1Q'26 LTM 1Q'26 1Q'26 LTM 1Q'26 1Q'26 LTM 1Q'26 Total $13.0 $52.5 $10.0 $53.3 $12.2 $37.7 1% 7% Global Private Equity $2.2 $7.1 $1.6 $8.4 $8.3 $21.4 —% 6% Corporate Private Equity $1.4 $2.4 $0.7 $4.2 $7.1 $16.2 (2%) 3% Real Estate $0.7 $3.1 $0.6 $2.3 $0.8 $2.2 1% 3% Infrastructure & Natural Resources $0.2 $1.6 $0.2 $1.9 $0.3 $3.0 9% 25% Global Credit $3.9 $24.6 $4.8 $29.4 $1.7 $5.6 4% 15% Carlyle AlpInvest $6.8 $20.8 $3.6 $15.5 $2.3 $10.7 —% 5% See notes at end of document. Totals may not sum due to rounding.

TRADE SECRET & STRICTLY CONFIDENTIAL 02 15 Segment Highlights

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 16 Global Private Equity • Total AUM was $159 billion as of March 31, 2026, down 3% from the prior quarter, as realizations in Q1 2026 more than offset Inflows of $2.2 billion. Inflows in Q1 2026 were led by capital raised in U.S. buyout coinvestments and in our U.S. real estate strategy. Total AUM decreased 3% from the prior year, driven by LTM realizations of $21.4 billion • Deployment was $1.6 billion in Q1 2026 and $8.4 billion for the LTM. Notable Q1 2026 transactions included HOGY Medical Co (CJP V) • Realized Proceeds totaled $8.3 billion in Q1 2026 and $21.4 billion for the LTM. Notable Q1 2026 transactions included Medline (CP VII/CP VIII), StandardAero (CP VII), and CommScope (CP VII) $98 $36 $25 $159BN Total AUM (Dollars in millions) 1Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 Fund management fees $ 283.0 $ 284.3 $ 1,190.4 $ 1,177.6 Transaction and portfolio advisory fees, net and other 14.5 6.8 32.0 31.6 Fee related performance revenues — 2.1 3.2 2.1 Fee Revenues $ 297.5 $ 293.2 $ 1,225.6 $ 1,211.3 Cash-based compensation and benefits 100.7 91.3 414.2 387.8 General, administration and other indirect expenses 48.7 53.9 205.3 233.3 Depreciation and amortization expense 6.9 8.4 27.3 30.9 Operating Expenses $ 156.3 $ 153.6 $ 646.8 $ 652.0 (=) Fee Related Earnings $ 141.2 $ 139.6 $ 578.8 $ 559.3 (+) Realized Performance Revenues 317.1 29.7 870.5 558.2 (-) Realized Performance Revenues Related Compensation 200.4 19.8 556.2 359.8 Realized Net Performance Revenues 116.7 9.9 314.3 198.4 (+) Realized Principal Investment Income 15.1 11.8 45.9 53.0 (-) Net Interest 7.4 11.4 29.2 35.6 (=) Distributable Earnings $ 265.6 $ 149.9 $ 909.8 $ 775.1 $119BN Fair Value $40BN Available Capital See notes at end of document. Totals may not sum due to rounding. l Corporate Private Equity l Real Estate l Infrastructure & Natural Resources

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 17 Global Credit • Total AUM was $209 billion as of March 31, 2026, down 1% from the prior quarter, as Inflows of $3.9 billion were more than offset by outflows and market activity. Inflows in Q1 2026 were driven by our asset-backed finance, insurance solutions, and Europe liquid credit strategies. Total AUM increased 5% from one year ago, including $24.6 billion of Inflows in the LTM • Deployment was $4.8 billion in Q1 2026 and $29.4 billion for the LTM. Q1 2026 activity was driven by our cross-platform credit, direct lending, and asset-backed finance strategies • Realized Proceeds in traditional carry funds totaled $1.7 billion in Q1 2026 and $5.6 billion for the LTM (Dollars in millions) 1Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 Fund management fees $ 139.6 $ 147.3 $ 561.0 $ 616.8 Transaction and portfolio advisory fees, net and other 63.4 47.2 182.6 169.6 Fee related performance revenues 28.8 32.1 113.7 118.5 Fee Revenues $ 231.8 $ 226.6 $ 857.3 $ 904.9 Cash-based compensation and benefits 89.0 93.3 332.3 356.2 General, administration and other indirect expenses 35.0 35.5 145.8 140.8 Depreciation and amortization expense 3.9 4.9 14.0 17.4 Operating Expenses $ 127.9 $ 133.7 $ 492.1 $ 514.4 (=) Fee Related Earnings $ 103.9 $ 92.9 $ 365.2 $ 390.5 (+) Realized Performance Revenues 13.3 10.7 44.7 95.4 (-) Realized Performance Revenues Related Compensation 7.9 6.7 27.0 58.7 Realized Net Performance Revenues 5.4 4.0 17.7 36.7 (+) Realized Principal Investment Income 5.5 9.3 37.9 63.2 (-) Net Interest 4.3 8.0 15.1 21.7 (=) Distributable Earnings $ 110.5 $ 98.2 $ 405.7 $ 468.7 $86 $48 $76 $209BN Total AUM $186BN Fair Value $23BN Available Capital l Insurance Solutions2 l Liquid Credit l Private Credit See notes at end of document. Totals may not sum due to rounding.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 18 Carlyle AlpInvest • Total AUM was $107 billion as of March 31, 2026, a 5% increase from the prior quarter, as Inflows of $6.8 billion in Q1 2026 exceeded outflows for the period. Inflows in Q1 2026 reflected fundraising across the segment, notably in our secondaries & portfolio finance, CAPS, and CAPM funds. Total AUM increased 20% from one year ago, including LTM Inflows of $20.8 billion • Deployment was $3.6 billion in Q1 2026 and $15.5 billion for the LTM. Deployment in Q1 2026 was driven primarily by our secondaries & portfolio finance, CAPM, and CAPS funds • Realized Proceeds totaled $2.3 billion in Q1 2026 and $10.7 billion for the LTM • Net Accrued Performance Revenues reached $643 million as of Q1 2026, a 13% increase from $569 million as of Q1 2025 (Dollars in millions) 1Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 Fund management fees $ 102.9 $ 112.9 $ 366.0 $ 467.7 Transaction and portfolio advisory fees, net and other — 0.1 0.2 0.4 Fee related performance revenues 10.7 11.2 26.2 59.5 Fee Revenues $ 113.6 $ 124.2 $ 392.4 $ 527.6 Cash-based compensation and benefits 34.3 33.9 124.9 152.6 General, administration and other indirect expenses 11.9 20.2 55.5 90.3 Depreciation and amortization expense 1.9 2.6 7.1 8.9 Operating Expenses $ 48.1 $ 56.7 $ 187.5 $ 251.8 (=) Fee Related Earnings $ 65.5 $ 67.5 $ 204.9 $ 275.8 (+) Realized Performance Revenues 24.7 21.4 118.0 90.5 (-) Realized Performance Revenues Related Compensation 19.4 14.8 98.5 75.2 Realized Net Performance Revenues 5.3 6.6 19.5 15.3 (+) Realized Principal Investment Income 9.4 7.1 13.5 33.8 (-) Net Interest 0.9 2.3 3.8 5.9 (=) Distributable Earnings $ 79.3 $ 78.9 $ 234.1 $ 319.0 $48 $24 $35 $107BN Total AUM $74BN Fair Value $33BN Available Capital l Secondaries & Portfolio Finance l Co-Investments l Primary & Other3 See notes at end of document. Totals may not sum due to rounding.

TRADE SECRET & STRICTLY CONFIDENTIAL 03 19 Supplemental Details

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 20 Note: Historical quarterly results by segment available in Q1 2026 financial supplement on Carlyle's Investor Relations website. (Dollars in millions, except per share amounts) 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 SEGMENT REVENUES Fund management fees $ 525.5 $ 589.6 $ 573.9 $ 554.1 $ 544.5 $ 2,117.4 $ 2,262.1 Transaction and portfolio advisory fees, net and other 77.9 47.9 32.3 67.0 54.1 214.8 201.3 Fee related performance revenues 39.5 38.7 47.5 48.8 45.4 143.1 180.4 Total segment fee revenues 642.9 676.2 653.7 669.9 644.0 2,475.3 2,643.8 Realized performance revenues 355.1 259.8 61.7 360.8 61.8 1,033.2 744.1 Realized principal investment income 30.0 33.5 49.5 38.8 28.2 97.3 150.0 Interest income 15.2 14.5 17.6 22.3 16.9 69.8 71.3 Total Segment Revenues $ 1,043.2 $ 984.0 $ 782.5 $ 1,091.8 $ 750.9 $ 3,675.6 $ 3,609.2 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 224.0 $ 233.8 $ 220.5 $ 223.8 $ 218.5 $ 871.4 $ 896.6 Realized performance revenues related compensation 227.7 172.1 42.6 237.7 41.3 681.7 493.7 Total compensation and benefits 451.7 405.9 263.1 461.5 259.8 1,553.1 1,390.3 General, administrative and other expenses 95.6 106.3 107.3 141.2 109.6 406.6 464.4 Depreciation and amortization expense 12.7 12.8 14.0 14.5 15.9 48.4 57.2 Interest expense 27.8 28.0 29.7 38.2 38.6 117.9 134.5 Total Segment Expenses $ 587.8 $ 553.0 $ 414.1 $ 655.4 $ 423.9 $ 2,126.0 $ 2,046.4 Total Segment Revenues 1,043.2 984.0 782.5 1,091.8 750.9 3,675.6 3,609.2 Total Segment Expenses 587.8 553.0 414.1 655.4 423.9 2,126.0 2,046.4 (=) Distributable Earnings $ 455.4 $ 431.0 $ 368.4 $ 436.4 $ 327.0 $ 1,549.6 $ 1,562.8 (-) Realized Net Performance Revenues 127.4 87.7 19.1 123.1 20.5 351.5 250.4 (-) Realized Principal Investment Income 30.0 33.5 49.5 38.8 28.2 97.3 150.0 (+) Net Interest 12.6 13.5 12.1 15.9 21.7 48.1 63.2 (=) Fee Related Earnings $ 310.6 $ 323.3 $ 311.9 $ 290.4 $ 300.0 $ 1,148.9 $ 1,225.6 After-tax Distributable Earnings, per common share $ 1.14 $ 0.91 $ 0.96 $ 1.01 $ 0.89 $ 3.79 $ 3.77 Dividend per common share $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 1.40 $ 1.40 Carlyle First Quarter 2026 Total Segment Results

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 21 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle stockholders, including cash and equivalents, net accrued performance revenues and investments, net of debt obligations, totaled $4.9 billion at March 31, 2026 • Balance sheet cash totaled $1.7 billion as of March 31, 2026, with no balance drawn on our $1.0 billion revolving line of credit. We had $2.6 billion in total debt obligations as of March 31, 2026 Key Balance Sheet Items 1 (In Millions) 3/31/2026 Cash and cash equivalents $1,673.2 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $2,587.8 Investments attributable to Carlyle shareholders3 $3,247.2 Debt obligations4 $2,648.1 Drawn revolving credit line ($1.0 billion available capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of March 31, 2026 are net of $102 million in accrued giveback obligations and $4.6 billion in accrued performance allocations and incentive fee compensation. See page 33 for a reconciliation to U.S. GAAP. (3) Investments exclude Carlyle’s equity investments in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle shareholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. (4) Excludes approximately $354 million in carrying value of loans used to finance CLO investments and $467 million of lease liabilities. $(0.6) $(0.7) $(1.0) $2.8 $3.3 $3.2 $2.7 $2.9 $2.6 2024 2025 1Q'26 l Net Accrued Performance Revenues 2 l Investments 3 l Cash/Equivalents less Debt 4 BALANCE SHEET HIGHLIGHTS in billions

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 22 Three Months Ended March 31, 2026 Twelve Months Ended March 31, 2026 Global Private Equity Global Credit Carlyle AlpInvest Total Global Private Equity Global Credit Carlyle AlpInvest Total Balance, Beginning of Period $ 163,543 $ 211,328 $ 101,996 $ 476,867 $ 164,210 $ 199,168 $ 89,230 $ 452,608 Inflows1 2,243 3,906 6,829 12,978 7,079 24,630 20,792 52,501 Outflows (including realizations)2 (6,615) (4,715) (2,196) (13,526) (18,989) (17,858) (10,466) (47,313) Market Activity & Other3 218 (839) 717 96 5,681 2,933 5,480 14,094 Foreign Exchange4 (362) (185) (450) (997) 1,046 622 1,860 3,528 Balance, End of Period $ 159,027 $ 209,495 $ 106,896 $ 475,418 $ 159,027 $ 209,495 $ 106,896 $ 475,418 Three Months Ended March 31, 2026 Twelve Months Ended March 31, 2026 Global Private Equity Global Credit Carlyle AlpInvest Total Global Private Equity Global Credit Carlyle AlpInvest Total Balance, Beginning of Period $ 101,366 $ 169,460 $ 65,952 $ 336,778 $ 98,711 $ 160,731 $ 54,401 $ 313,843 Inflows5 1,107 3,284 3,246 7,637 12,349 22,279 16,727 51,355 Outflows (including realizations)6 (3,274) (4,520) (1,020) (8,814) (12,461) (15,270) (5,264) (32,995) Market Activity & Other7 111 (1,619) (33) (1,541) (124) (1,872) 870 (1,126) Foreign Exchange8 (251) (167) (285) (703) 584 570 1,126 2,280 Balance, End of Period* $ 99,059 $ 166,438 $ 67,860 $ 333,357 $ 99,059 $ 166,438 $ 67,860 $ 333,357 *      Fee-earning AUM balances as of March 31, 2026 exclude Pending Fee-earning AUM of $21 billion. AUM and Fee-earning AUM Roll Forward TOTAL AUM ROLL FORWARD in millions FEE-EARNING AUM ROLL FORWARD in millions See notes at end of document. Totals may not sum due to rounding.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 23 Global Private Equity Fund Performance (Reported in Local Currency, mn) Total Investments As of March 31, 2026 Realized/Partially Realized Investments(5) As of March 31, 2026 Fund (Fee Initiation Date / Stepdown Date)(27) Committed Capital (28) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 14,797 $ 10,950 74% $ 3,179 $ 13,179 1.5x 20% 11% $ 227 $ 4,825 2.3x 56% CP VII (May 2018 / Oct 2021) $ 18,510 $ 17,787 96% $ 12,895 $ 16,911 1.7x 11% 8% $ 409 $ 18,558 2.1x 17% CP VI (May 2013 / May 2018) $ 13,000 $ 13,140 101% $ 26,770 $ 1,622 2.2x 17% 13% $ 74 $ 27,570 2.5x 22% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 28,123 $ 227 2.1x 18% 14% $ 16 $ 28,134 2.3x 20% CEP V (Oct 2018 / Oct 2024) € 6,416 € 6,075 95% € 1,794 € 4,211 1.0x Neg Neg $ — € 878 0.8x Neg CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,964 108% € 6,215 € 1,238 1.9x 16% 11% $ 48 € 6,258 2.1x 20% CEP III (Jul 2007 / Dec 2013) € 5,295 € 5,177 98% € 11,731 € 18 2.3x 19% 14% $ — € 11,749 2.3x 19% CAP VI (Jun 2024 / Jun 2030) $ 2,886 $ 213 7% $ — $ 213 1.0x NM NM $ — n/a n/a n/a CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 7,020 107% $ 3,063 $ 5,975 1.3x 9% 4% $ — $ 2,142 1.3x 23% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,146 107% $ 8,713 $ 266 2.2x 18% 13% $ 19 $ 8,707 2.4x 21% CJP V (Nov 2024 / Nov 2030) ¥ 434,325 ¥ 92,965 21% ¥ — ¥ 92,677 1.0x NM NM $ — n/a n/a n/a CJP IV (Oct 2020 / Nov 2024) ¥ 258,000 ¥ 236,110 92% ¥ 149,060 ¥ 392,466 2.3x 40% 28% $ 121 ¥ 239,837 3.8x 62% CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 275,264 ¥ 8,832 3.1x 25% 18% $ 4 ¥ 274,341 3.3x 26% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 982 98% $ 698 $ 1,561 2.3x 20% 15% $ 72 $ 1,214 3.8x 31% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,961 $ 669 2.8x 26% 19% $ 39 $ 1,956 2.4x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,283 $ 657 51% $ — $ 961 1.5x 19% 8% $ 6 n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,370 99% $ 4,109 $ 1,406 2.3x 20% 15% $ 70 $ 4,651 2.5x 22% CETP V (Mar 2022 / Jun 2028) € 3,180 € 1,893 60% € — € 2,285 1.2x NM NM $ — € — 0.0x NM CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,204 89% € 1,726 € 958 2.2x 27% 19% $ 38 € 1,837 3.7x 56% CETP III (Jul 2014 / Jul 2019) € 657 € 614 94% € 2,033 € 109 3.5x 40% 28% $ 7 € 2,040 4.0x 44% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 984 53% $ 219 $ 2,060 2.3x 24% 19% $ 52 n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,267 91% $ 1,956 $ 2,359 1.3x 4% 3% $ 4 $ 2,263 1.5x 7% All Other Active Funds & Vehicles(10) $ 20,956 n/a $ 17,141 $ 16,425 1.6x 12% 10% $ 29 $ 21,016 2.2x 19% Fully Realized Funds & Vehicles(11) (30) $ 35,376 n/a $ 81,333 $ 2 2.3x 28% 20% $ — $ 81,335 2.3x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 156,515 n/a $ 219,948 $ 77,121 1.9x 25% 17% $ 1,232 $ 231,873 2.3x 26% See notes at end of document. Totals may not sum due to rounding.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 24 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) Total Investments As of March 31, 2026 Realized/Partially Realized Investments(5) As of March 31, 2026 Fund (Fee Initiation Date / Stepdown Date)(27) Committed Capital(28) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Value(9) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP X (Apr 2025 / Jul 2030) $ 9,000 $ 813 9% $ 18 $ 828 1.0x NM NM $ — n/a n/a n/a CRP IX (Oct 2021 / Dec 2024) $ 7,987 $ 6,367 80% $ 855 $ 6,837 1.2x 11% 3% $ — $ 772 1.5x 26% CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 4,987 91% $ 6,042 $ 2,674 1.7x 31% 17% $ 69 $ 6,076 2.1x 46% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,746 90% $ 5,186 $ 967 1.6x 16% 10% $ (28) $ 5,142 1.7x 20% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,145 92% $ 3,827 $ 91 1.8x 27% 17% $ 4 $ 3,780 1.9x 28% CPI (May 2016 / n/a) $ 8,444 $ 9,023 n/a $ 3,731 $ 8,178 1.3x 10% 8% n/a* $ 2,253 1.7x 12% All Other Active Funds & Vehicles(14) $ 3,018 n/a $ 581 $ 2,859 1.1x 8% 5% $ 5 $ 452 1.2x 19% Fully Realized Funds & Vehicles(15) (30) $ 14,226 n/a $ 21,598 $ 13 1.5x 9% 5% $ — $ 21,611 1.5x 10% TOTAL REAL ESTATE(13) $ 44,324 n/a $ 41,838 $ 22,446 1.5x 11% 7% $ 50 $ 40,104 1.6x 13% & NINFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,301 57% $ 1,017 $ 1,569 2.0x 30% 16% $ 59 $ 907 3.8x NM** CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,470 99% $ 3,622 $ 1,559 2.1x 16% 10% $ 73 $ 4,346 2.2x 17% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 2,116 96% $ 658 $ 3,054 1.8x 17% 11% $ 88 $ 829 1.9x 16% CRSEF II (Nov 2022 / Aug 2027) $ 1,187 $ 469 40% $ — $ 946 2.0x 44% 29% $ 25 n/a n/a n/a NGP XIII (Feb 2023 / Feb 2028) $ 2,300 $ 1,025 45% $ 134 $ 1,485 1.6x 49% 32% $ 9 $ 158 4.8x NM NGP XII (Jul 2017 / Jul 2022) $ 4,304 $ 3,680 85% $ 4,882 $ 2,826 2.1x 21% 15% $ 36 $ 4,535 2.8x 33% NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 5,034 95% $ 8,308 $ 1,597 2.0x 13% 10% $ 57 $ 7,458 2.1x 17% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,563 $ 249 1.1x 3% —% $ — $ 3,358 1.2x 5% All Other Active Funds & Vehicles(16) $ 5,242 n/a $ 3,557 $ 5,507 1.7x 17% 13% $ 45 $ 3,654 2.4x 21% Fully Realized Funds & Vehicles(17) (30) $ 3,534 n/a $ 5,581 $ — 1.6x 8% 5% $ — $ 5,581 1.6x 8% TOTAL INFRASTRUCTURE & NATURAL RESOURCES(13) $ 28,221 n/a $ 31,322 $ 18,792 1.8x 13% 9% $ 391 $ 30,825 2.0x 14% *      Net accrued fee related performance revenues for CPI are excluded from Net Accrued Performance Revenues. These amounts will be reflected as fee related performance revenues when realized, and included in Fund level fee revenues in our segment results. Accrued fee related performance revenues for CPI were immaterial as of March 31, 2026. **    The IRR is incalculable, which occurs in instances when a distribution occurs prior to a Limited Partner capital contribution due to the use of fund-level credit facilities. See notes at end of document. Totals may not sum due to rounding.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 25 Global Credit Fund Performance CARRY FUNDS ($ mn) Total Investments as of March 31, 2026 Fund (Fee Initiation Date / Stepdown Date)(27) Committed Capital(28) Cumulative Invested Capital(18) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/(Giveback)(8) GLOBAL CREDIT CARRY FUNDS CCOF III - Levered (Feb 2023 / Oct 2028) $ 4,678 $ 4,150 89% $ 861 $ 4,102 1.2x 25% 16% $ 28 CCOF II (Nov 2020 / Mar 2026) $ 4,430 $ 5,956 134% $ 4,791 $ 3,560 1.4x 14% 10% $ 111 CCOF I (Nov 2017 / Sep 2022) $ 2,373 $ 3,544 149% $ 3,908 $ 1,254 1.5x 16% 11% $ 28 CSP IV (Apr 2016 / Dec 2020) $ 2,500 $ 2,500 100% $ 1,747 $ 1,836 1.4x 10% 5% $ — CICF II (Mar 2024 / Dec 2029) $ 1,379 $ 317 23% $ 180 $ 167 1.1x NM NM $ — SASOF III (Nov 2014 / n/a) $ 833 $ 991 119% $ 1,289 $ 78 1.4x 19% 12% $ 6 All Other Active Funds & Vehicles(19) $ 13,081 n/a $ 6,249 $ 10,597 1.3x 11% 9% $ 99 Fully Realized Funds & Vehicles(20) (30) $ 9,698 n/a $ 12,154 $ 30 1.3x 9% 4% $ — TOTAL GLOBAL CREDIT CARRY FUNDS $ 40,237 n/a $ 31,180 $ 21,623 1.3x 11% 7% $ 272 NON-CARRY FUNDS Fair Value of Investments as of March 31, 2026 Loan Level Return Average Annual Default Rate* ($bn) Q1'26 LTM 1Q'26 LTM 1Q'26 Last 3 Years LIQUID CREDIT U.S. CLOs $ 34 (1%) 5% 0.5% 0.5% European CLOs $ 10 (1%) 3% 0.6% 0.9% *     Average Annual Default Rates exclude the impact of distressed exchanges. See notes at end of document. Totals may not sum due to rounding. Fair Value of Investments as of March 31, 2026 Dividend Yield as of March 31, 2026($bn) PRIVATE CREDIT Business Development Companies $ 5 10% Carlyle Tactical Private Credit $ 7 8%

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 26 Carlyle AlpInvest Fund Performance (Reported in Local Currency, mn) Total Investments as of March 31, 2026 Carlyle AlpInvest (21)(25) Vintage Year Fund Size Cumulative Invested Capital (1)(22) Realized Value (22) Remaining Fair Value(22) Total Value (9)(22) MOIC(4) Gross IRR (12)(23) Net IRR (12)(26) Net Accrued Carry/(Giveback) (8)(29) SECONDARIES & PORTFOLIO FINANCE ASF VIII 2024 $ 13,422 $ 7,321 $ 308 $ 8,990 $ 9,297 1.3x NM NM $ 59 ASF VII 2020 $ 6,769 $ 5,018 $ 2,587 $ 5,356 $ 7,943 1.6x 16% 12% $ 116 ASF VII - SMAs 2020 € 2,043 € 1,756 € 709 € 1,891 € 2,600 1.5x 14% 12% $ 37 ASF VI 2017 $ 3,333 $ 2,814 $ 3,172 $ 1,465 $ 4,637 1.6x 14% 11% $ 57 ASF VI - SMAs 2017 € 2,817 € 2,663 € 2,825 € 1,430 € 4,255 1.6x 13% 11% $ 49 ASF V 2012 $ 756 $ 673 $ 1,101 $ 94 $ 1,195 1.8x 18% 14% $ 4 ASF V - SMAs 2012 € 3,916 € 3,975 € 7,015 € 329 € 7,344 1.8x 21% 19% $ 7 SMAs 2009-2011 2010 € 1,859 € 1,952 € 3,368 € 33 € 3,401 1.7x 19% 18% $ — ASPF II 2023 $ 2,227 $ 1,586 $ 307 $ 1,568 $ 1,875 1.2x 29% 21% $ 14 All Other Active Funds & Vehicles (24) Various $ 2,002 $ 538 $ 2,210 $ 2,748 1.4x 18% 14% $ 36 Fully Realized Funds & Vehicles Various € 4,388 € 7,149 € 12 € 7,161 1.6x 19% 18% $ — CO-INVESTMENTS ACF IX 2023 $ 4,120 $ 2,431 $ 148 $ 2,697 $ 2,845 1.2x 15% 10% $ 7 ACF IX - SMAs 2023 $ 1,016 $ 382 $ 22 $ 433 $ 455 1.2x 16% 13% $ 3 ACF VIII 2021 $ 3,614 $ 3,450 $ 538 $ 4,340 $ 4,878 1.4x 10% 8% $ 38 ACF VIII - SMAs 2021 $ 1,099 $ 1,007 $ 160 $ 1,253 $ 1,413 1.4x 11% 9% $ 12 ACF VII 2017 $ 1,688 $ 1,682 $ 1,903 $ 1,361 $ 3,264 1.9x 14% 11% $ 56 ACF VII - SMAs 2017 € 1,452 € 1,398 € 1,298 € 1,270 € 2,567 1.8x 13% 11% $ 40 SMAs 2014-2016 2014 € 1,274 € 1,073 € 2,550 € 180 € 2,730 2.5x 24% 22% $ 3 SMAs 2012-2013 2012 € 1,124 € 1,022 € 2,800 € 128 € 2,927 2.9x 28% 26% $ 1 SMAs 2009-2010 2010 € 1,475 € 1,332 € 3,540 € 418 € 3,958 3.0x 23% 21% $ — Strategic SMAs Various $ 5,075 $ 2,870 $ 5,474 $ 8,343 1.6x 15% 14% $ 80 All Other Active Funds & Vehicles (24) Various € 66 € 164 € 5 € 169 2.6x 36% 34% $ — Fully Realized Funds & Vehicles Various € 5,855 € 10,001 € — € 10,001 1.7x 15% 13% $ — PRIMARY INVESTMENTS SMAs 2024-2026 2024 $ 4,623 $ 328 $ 12 $ 323 $ 335 1.0x NM NM $ — SMAs 2021-2023 2021 € 4,673 € 2,033 € 172 € 2,293 € 2,466 1.2x 12% 11% $ 1 SMAs 2018-2020 2018 $ 3,116 $ 2,714 $ 965 $ 3,127 $ 4,092 1.5x 14% 13% $ 4 SMAs 2015-2017 2015 € 2,501 € 2,510 € 2,974 € 2,016 € 4,990 2.0x 19% 18% $ 8 SMAs 2012-2014 2012 € 5,080 € 5,783 € 9,943 € 2,712 € 12,655 2.2x 17% 17% $ 10 SMAs 2009-2011 2009 € 4,877 € 5,588 € 10,581 € 1,363 € 11,944 2.1x 17% 16% $ 1 SMAs 2006-2008 2005 € 11,500 € 12,991 € 21,798 € 993 € 22,791 1.8x 10% 10% $ — SMAs 2003-2005 2003 € 4,628 € 4,933 € 7,856 € 117 € 7,973 1.6x 10% 9% $ — All Other Active Funds & Vehicles (24) Various € 1,771 € 1,804 € 210 € 2,014 1.1x 3% 2% $ — Fully Realized Funds & Vehicles Various € 4,798 € 7,823 € 19 € 7,842 1.6x 12% 11% $ — TOTAL CARLYLE ALPINVEST (USD)(13) $ 112,521 $ 135,082 $ 56,486 $ 191,568 1.7x 13% 13% $ 643      “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, “ASPF” stands for AlpInvest Strategic Portfolio Finance, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. See Notes at end of document for further detail. See notes at end of document. Totals may not sum due to rounding.

TRADE SECRET & STRICTLY CONFIDENTIAL 04 27 Reconciliations & Disclosures

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 28 Reconciliation for Distributable Earnings Per Share (Unaudited) *      See Notes at the end of the document for our Dividend Policy. **    Shares repurchased and retired exclude shares withheld in the net share settlement of equity awards during the related period. We include the associated tax withholding payments made by the Company in the total cost of shares repurchased and retired during the period and in calculating the remaining capacity under our repurchase authorization. During Q1 2026, approximately 2.5 million shares were withheld in the net share settlement of equity awards. In February 2026, the Board reset the Company’s total share repurchase authorization to $2.0 billion, effective February 26, 2026. As of March 31, 2026, approximately $1.9 billion of repurchase capacity remained under the program. ***  Shares eligible for dividend include 0.2 million net common shares that were issued in May 2026 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of March 31, 2026 because they will participate in the dividend paid on common shares in May 2026. (in millions, except per share data) 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 455.4 $ 431.0 $ 368.4 $ 436.4 $ 327.0 Less: Estimated current corporate, foreign, state and local taxes1 42.0 100.5 22.1 71.1 8.3 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 413.4 $ 330.5 $ 346.3 $ 365.3 $ 318.7 Estimated DE effective tax rate2 9.2% 23.3% 6.0% 16.3% 2.5% DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 1.14 $ 0.91 $ 0.96 $ 1.01 $ 0.89 Dividend per common share* $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 SHARE INFORMATION Shares issued during the period 4.2 0.3 2.7 0.5 3.8 Shares repurchased and retired during the period** (0.5) (2.2) (1.6) (3.3) (1.3) Total outstanding shares, end of period 360.9 359.0 360.1 357.4 359.8 Shares eligible for dividend*** 361.1 361.7 360.4 361.2 360.0 Total cost of shares repurchased and retired during the period** $ 176.5 $ 103.6 $ 202.7 $ 203.7 $ 204.8 See notes at end of document. Totals may not sum due to rounding. Our estimated DE effective tax rate was 2.5% for Q1 2026, primarily driven by the impact of tax deductions resulting from the vesting of restricted stock units.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 29 (1) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations. (2) Includes charges (credits) related to Carlyle corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operating performance. (Dollars in millions) 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 FY'24 FY'25 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 171.0 $ 440.6 $ 85.8 $ 461.8 $ (179.0) $ 1,444.0 $ 809.2 $ 1,393.7 $ 1,159.2 Adjustments: Net unrealized performance and fee related performance revenues 90.0 (124.3) 244.6 (232.8) 254.5 (499.9) 142.0 (396.7) (22.5) Unrealized principal investment (income) loss (17.0) (25.5) 7.4 54.5 68.3 (46.7) 104.7 (34.1) 19.4 Equity-based compensation1 104.7 96.4 88.2 87.3 121.8 470.2 393.7 476.5 376.6 Acquisition related charges, including amortization of intangibles and impairment 122.2 48.3 46.2 45.7 46.4 226.0 186.6 136.6 262.4 Tax (expense) benefit associated with certain foreign performance revenues — (0.1) (0.4) — 0.7 — 0.2 (1.0) (0.5) Net (income) loss attributable to non-controlling interests in consolidated entities (28.6) (8.4) (111.6) 12.6 9.7 (66.1) (97.7) (70.7) (136.0) Other adjustments2 13.1 4.0 8.2 7.3 4.6 22.1 24.1 21.2 32.6 DISTRIBUTABLE EARNINGS $ 455.4 $ 431.0 $ 368.4 $ 436.4 $ 327.0 $ 1,549.6 $ 1,562.8 $ 1,525.5 $ 1,691.2 Realized net performance revenues 127.4 87.7 19.1 123.1 20.5 351.5 250.4 366.1 357.3 Realized principal investment income 30.0 33.5 49.5 38.8 28.2 97.3 150.0 101.0 151.8 Net interest 12.6 13.5 12.1 15.9 21.7 48.1 63.2 46.2 54.1 FEE RELATED EARNINGS $ 310.6 $ 323.3 $ 311.9 $ 290.4 $ 300.0 $ 1,148.9 $ 1,225.6 $ 1,104.6 $ 1,236.2 Reconciliation of GAAP to Total Segment Information

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 30 Total Reportable Segments Consolidated Funds Reconciling Items Carlyle Consolidated1 Total Reportable Segments Consolidated Funds Reconciling Items Carlyle Consolidated1 (Dollars in millions) Three Months Ended March 31, 2025 Year Ended December 31, 2024 Revenues $ 1,043.2 $ 133.4 $ (203.5) $ 973.1 2 $ 3,655.4 $ 631.6 $ 1,138.8 $ 5,425.8 2 Expenses $ 587.8 $ 130.8 $ 89.6 $ 808.2 2 $ 2,129.9 $ 610.3 $ 1,315.9 $ 4,056.1 2 Other income (loss) $ — $ 6.1 $ — $ 6.1 3 $ — $ 24.0 $ — $ 24.0 3 Distributable Earnings $ 455.4 $ 8.7 $ (293.1) $ 171.0 4 $ 1,525.5 $ 45.3 $ (177.1) $ 1,393.7 4 Three Months Ended June 30, 2025 Year Ended December 31, 2025 Revenues $ 984.0 $ 163.0 $ 425.9 $ 1,572.9 2 $ 3,901.5 $ 635.3 $ 243.0 $ 4,779.8 2 Expenses $ 553.0 $ 178.5 $ 447.6 $ 1,179.1 2 $ 2,210.3 $ 678.4 $ 849.8 $ 3,738.5 2 Other income (loss) $ — $ 46.8 $ — $ 46.8 3 $ — $ 117.9 $ — $ 117.9 3 Distributable Earnings $ 431.0 $ 31.3 $ (21.7) $ 440.6 4 $ 1,691.2 $ 74.8 $ (606.8) $ 1,159.2 4 Three Months Ended September 30, 2025 Twelve Months Ended March 31, 2025 Revenues $ 782.5 $ 163.4 $ (613.2) $ 332.7 2 $ 3,675.6 $ 600.1 $ 1,434.8 $ 5,710.5 2 Expenses $ 414.1 $ 195.8 $ (239.8) $ 370.1 2 $ 2,126.0 $ 601.6 $ 1,576.0 $ 4,303.6 2 Other income (loss) $ — $ 123.2 $ — $ 123.2 3 $ — $ 37.1 $ — $ 37.1 3 Distributable Earnings $ 368.4 $ 90.8 $ (373.4) $ 85.8 4 $ 1,549.6 $ 35.6 $ (141.2) $ 1,444.0 4 Three Months Ended December 31, 2025 Twelve Months Ended March 31, 2026 Revenues $ 1,091.8 $ 175.5 $ 633.8 $ 1,901.1 2 $ 3,609.2 $ 681.6 $ (230.1) $ 4,060.7 2 Expenses $ 655.4 $ 173.3 $ 552.4 $ 1,381.1 2 $ 2,046.4 $ 725.9 $ 526.6 $ 3,298.9 2 Other income (loss) $ — $ (58.2) $ — $ (58.2) 3 $ — $ 47.4 $ — $ 47.4 3 Distributable Earnings $ 436.4 $ (56.0) $ 81.4 $ 461.8 4 $ 1,562.8 $ 3.1 $ (756.7) $ 809.2 4 Three Months Ended March 31, 2026 Revenues $ 750.9 $ 179.7 $ (676.6) $ 254.0 2 Expenses $ 423.9 $ 178.3 $ (233.6) $ 368.6 2 Other income (loss) $ — $ (64.4) $ — $ (64.4) 3 Distributable Earnings $ 327.0 $ (63.0) $ (443.0) $ (179.0) 4 (1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings. (2) See detailed breakdown of revenue and expense adjustments on page 32. (3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other income (loss). (4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 29. Reconciliation of GAAP to Total Segment Information, continued

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 31 Carlyle Consolidated Reconciling Items1 Total Reportable Segments Carlyle Consolidated Reconciling Items1 Total Reportable Segments (Dollars in millions) Three Months Ended March 31, 2025 Year Ended December 31, 2024 Performance revenues $ 222.9 $ 132.2 $ 355.1 $ 2,015.7 $ (939.8) $ 1,075.9 Performance revenues related compensation expense $ 171.4 $ 56.3 $ 227.7 $ 1,361.5 $ (651.7) $ 709.8 Net performance revenues $ 51.5 $ 75.9 $ 127.4 $ 654.2 $ (288.1) $ 366.1 Principal investment income (loss) $ (63.1) $ 93.1 $ 30.0 $ 238.7 $ (137.7) $ 101.0 Three Months Ended June 30, 2025 Year Ended December 31, 2025 Performance revenues $ 638.8 $ (379.0) $ 259.8 $ 1,222.5 $ (185.1) $ 1,037.4 Performance revenues related compensation expense $ 443.6 $ (271.5) $ 172.1 $ 936.3 $ (256.2) $ 680.1 Net performance revenues $ 195.2 $ (107.5) $ 87.7 $ 286.2 $ 71.1 $ 357.3 Principal investment income (loss) $ 55.2 $ (21.7) $ 33.5 $ 119.2 $ 32.6 $ 151.8 Three Months Ended September 30, 2025 Twelve Months Ended March 31, 2025 Performance revenues $ (606.7) $ 668.4 $ 61.7 $ 2,395.6 $ (1,362.4) $ 1,033.2 Performance revenues related compensation expense $ (324.6) $ 367.2 $ 42.6 $ 1,605.7 $ (924.0) $ 681.7 Net performance revenues $ (282.1) $ 301.2 $ 19.1 $ 789.9 $ (438.4) $ 351.5 Principal investment income (loss) $ 87.7 $ (38.2) $ 49.5 $ 102.5 $ (5.2) $ 97.3 Three Months Ended December 31, 2025 Twelve Months Ended March 31, 2026 Performance revenues $ 967.5 $ (606.7) $ 360.8 $ 318.5 $ 425.6 $ 744.1 Performance revenues related compensation expense $ 645.9 $ (408.2) $ 237.7 $ 397.0 $ 96.7 $ 493.7 Net performance revenues $ 321.6 $ (198.5) $ 123.1 $ (78.5) $ 328.9 $ 250.4 Principal investment income (loss) $ 39.4 $ (0.6) $ 38.8 $ 246.7 $ (96.7) $ 150.0 Three Months Ended March 31, 2026 Performance revenues $ (681.1) $ 742.9 $ 61.8 Performance revenues related compensation expense $ (367.9) $ 409.2 $ 41.3 Net performance revenues $ (313.2) $ 333.7 $ 20.5 Principal investment income (loss) $ 64.4 $ (36.2) $ 28.2 Reconciliation of GAAP to Total Segment Information, continued See notes at end of document.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 32 (Dollars in millions) 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 FY'24 FY'25 REVENUE RECONCILING ITEMS Unrealized performance and fee related performance revenues $ (197.3) $ 331.0 $ (632.0) $ 619.8 $ (669.4) $ 1,356.2 $ (350.6) $ 1,031.9 $ 121.5 Unrealized principal investment income (loss) 17.0 25.5 (7.4) (54.5) (68.3) 46.7 (104.7) 34.1 (19.4) Adjustments related to expenses associated with NGP Management and its affiliates (96.1) (12.4) (12.3) (9.5) (11.6) (106.0) (45.8) (13.1) (130.3) Non-controlling interests and other adjustments to present certain costs on a net basis 91.0 106.8 56.5 36.1 24.0 217.4 223.4 167.9 290.4 Elimination of revenues of Consolidated Funds (18.1) (25.0) (18.0) 41.9 48.7 (79.5) 47.6 (82.0) (19.2) Total Revenue Reconciling Items $ (203.5) $ 425.9 $ (613.2) $ 633.8 $ (676.6) $ 1,434.8 $ (230.1) $ 1,138.8 $ 243.0 EXPENSE RECONCILING ITEMS Unrealized performance and fee related performance revenue compensation expense $ (107.3) $ 206.7 $ (387.4) $ 387.0 $ (414.9) $ 856.3 $ (208.6) $ 635.2 $ 99.0 Equity-based compensation 104.7 96.4 88.2 87.3 121.8 470.2 393.7 476.5 376.6 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment 122.2 48.3 46.2 45.7 46.4 226.0 186.6 136.6 262.4 Tax (expense) benefit associated with certain foreign performance revenues related compensation — (0.1) (0.4) — 0.7 — 0.2 (1.0) (0.5) Non-controlling interests and other adjustments to present certain costs on a net basis (25.7) 99.9 23.9 35.8 19.6 49.3 179.2 92.8 133.9 Other 13.1 4.0 8.2 7.3 4.6 22.1 24.1 21.2 32.6 Elimination of expenses of Consolidated Funds (17.4) (7.6) (18.5) (10.7) (11.8) (47.9) (48.6) (45.4) (54.2) Total Expense Reconciling Items $ 89.6 $ 447.6 $ (239.8) $ 552.4 $ (233.6) $ 1,576.0 $ 526.6 $ 1,315.9 $ 849.8 Reconciliation of GAAP to Total Segment Information, continued

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 33 Reconciliation for Total Segment Information (1) The Company has equity interests in NGP Management Company, L.L.C. (“NGP Management”), the general partners of certain carry funds advised by NGP Energy Capital Management (“NGP”), and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. The Company does not control or advise the NGP funds. (2) Of the $353.5 million of CLO borrowings as of March 31, 2026, $335.2 million were collateralized by investments attributable to The Carlyle Group Inc. The remaining CLO borrowings are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 03/31/26 Investments, Excluding Performance Allocations $ 3,599.9 Less: Amounts attributable to non-controlling interests in Consolidated Funds (374.6) Plus: Investments in Consolidated Funds, eliminated in consolidation 963.8 Less: Strategic equity method investments in NGP Management1 (238.7) Less: Investment in NGP general partners - accrued performance allocations1 (368.0) Total Investments Attributable to the Carlyle Group Inc. 3,582.4 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (335.2) Total Investments Attributable to the Carlyle Group Inc., Net of CLO Loans and Other Borrowings $ 3,247.2 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 12/31/25 03/31/26 Accrued Performance Allocations, Net of Accrued Giveback Obligations $ 7,547.5 $ 6,763.4 Plus: Accrued performance allocations from NGP Carry Funds3 326.2 368.0 Less: Accrued performance allocation-related expense (5,064.7) (4,614.8) Plus: Receivable for giveback obligations from current and former employees 24.2 34.6 Less: Deferred taxes on certain foreign accrued performance allocations (16.0) (14.9) Less/Plus: Net accrued performance allocations / giveback obligations attributable to non-controlling interests in consolidated entities (0.6) 6.3 Plus: Net accrued performance allocations attributable to Consolidated Funds, eliminated in Consolidation 19.6 20.8 Net Accrued Performance Revenues Before Timing Differences 2,836.2 2,563.4 Plus/Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed 23.1 24.4 Net Accrued Performance Revenues Attributable to the Carlyle Group Inc. $ 2,859.3 $ 2,587.8

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 34 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 FY’24 FY’25 REVENUES Fund management fees $ 586.1 $ 620.4 $ 583.3 $ 606.8 $ 584.0 $ 2,250.6 $ 2,394.5 $ 2,188.1 $ 2,396.6 Incentive fees 43.2 40.5 51.4 55.4 51.7 150.5 199.0 133.5 190.5 Investment income (loss) Performance allocations 222.9 638.8 (606.7) 967.5 (681.1) 2,395.6 318.5 2,015.7 1,222.5 Principal investment income (loss) (63.1) 55.2 87.7 39.4 64.4 102.5 246.7 238.7 119.2 Total investment income (loss) 159.8 694.0 (519.0) 1,006.9 (616.7) 2,498.1 565.2 2,254.4 1,341.7 Interest and other income 50.6 55.0 53.6 56.5 55.3 211.2 220.4 218.2 215.7 Interest and other income of Consolidated Funds 133.4 163.0 163.4 175.5 179.7 600.1 681.6 631.6 635.3 Total Revenues 973.1 1,572.9 332.7 1,901.1 254.0 5,710.5 4,060.7 5,425.8 4,779.8 EXPENSES Compensation and benefits Cash-based compensation and benefits 218.4 238.4 216.2 222.2 227.1 872.0 903.9 875.5 895.2 Equity-based compensation 103.5 92.9 90.7 87.6 119.8 463.1 391.0 467.9 374.7 Performance allocations and incentive fee related compensation 171.4 443.6 (324.6) 645.9 (367.9) 1,605.7 397.0 1,361.5 936.3 Total compensation and benefits 493.3 774.9 (17.7) 955.7 (21.0) 2,940.8 1,691.9 2,704.9 2,206.2 General, administrative and other expenses 173.6 205.5 180.7 224.5 184.6 691.5 795.3 665.6 784.3 Interest 27.8 28.0 29.8 38.3 38.6 118.0 134.7 121.0 123.9 Interest and other expenses of Consolidated Funds 113.5 170.8 177.3 162.7 166.4 553.8 677.2 564.9 624.3 Other non-operating expenses (income) — (0.1) — (0.1) — (0.5) (0.2) (0.3) (0.2) Total Expenses 808.2 1,179.1 370.1 1,381.1 368.6 4,303.6 3,298.9 4,056.1 3,738.5 Net investment income (loss) of Consolidated Funds 6.1 46.8 123.2 (58.2) (64.4) 37.1 47.4 24.0 117.9 Income (loss) before provision (benefit) for income taxes 171.0 440.6 85.8 461.8 (179.0) 1,444.0 809.2 1,393.7 1,159.2 Provision (benefit) for income taxes 12.4 112.5 (26.7) 116.3 (37.1) 293.1 165.0 302.6 214.5 Net income (loss) 158.6 328.1 112.5 345.5 (141.9) 1,150.9 644.2 1,091.1 944.7 Net income (loss) attributable to non-controlling interests in consolidated entities 28.6 8.4 111.6 (12.6) (9.7) 66.1 97.7 70.7 136.0 Net income (loss) attributable to The Carlyle Group Inc. $ 130.0 $ 319.7 $ 0.9 $ 358.1 $ (132.2) $ 1,084.8 $ 546.5 $ 1,020.4 $ 808.7 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 0.36 $ 0.89 $ 0.00 $ 1.00 $ (0.37) $ 3.03 $ 1.52 $ 2.85 $ 2.25 Diluted $ 0.35 $ 0.87 $ 0.00 $ 0.96 $ (0.37) $ 2.95 $ 1.46 $ 2.77 $ 2.18 Weighted-average common shares (in millions) Basic 359.5 360.4 360.1 358.8 359.2 357.9 357.9 358.6 359.7 Diluted 366.3 367.0 376.5 373.9 359.2 366.4 366.4 368.0 370.9 Margin on income (loss) before provision (benefit) for income taxes 17.6% 28.0% 25.8% 24.3% (70.5%) 25.3% 19.9% 25.7% 24.3%

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 35 As of March 31, 2026 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,673.2 $ — $ — $ 1,673.2 Cash and cash equivalents of Consolidated Funds — 1,081.0 — 1,081.0 Investments, including performance allocations of $6,865.4 11,449.9 — (984.6) 10,465.3 Investments of Consolidated Funds — 14,326.8 — 14,326.8 Due from affiliates and other receivables, net 1,070.1 — (301.0) 769.1 Due from affiliates and other receivables of Consolidated Funds, net — 356.7 — 356.7 Fixed assets, net 234.9 — — 234.9 Lease right-of-use assets, net 332.9 — — 332.9 Deposits and other 96.2 2.2 — 98.4 Intangible assets, net 473.6 — — 473.6 Deferred tax assets 30.1 — — 30.1 Total assets $ 15,360.9 $ 15,766.7 $ (1,285.6) $ 29,842.0 LIABILITIES & EQUITY Debt obligations $ 3,001.6 $ — $ — $ 3,001.6 Loans payable of Consolidated Funds — 11,434.1 (285.4) 11,148.7 Accounts payable, accrued expenses and other liabilities 478.3 — — 478.3 Accrued compensation and benefits 4,911.8 — — 4,911.8 Due to affiliates 218.8 7.6 — 226.4 Deferred revenue 358.2 — — 358.2 Deferred tax liabilities 55.2 — — 55.2 Other liabilities of Consolidated Funds — 1,719.0 (0.6) 1,718.4 Lease liabilities 466.8 — — 466.8 Accrued giveback obligations 102.0 — — 102.0 Total liabilities 9,592.7 13,160.7 (286.0) 22,467.4 Total equity 5,768.2 2,606.0 (999.6) 7,374.6 Total liabilities and equity $ 15,360.9 $ 15,766.7 $ (1,285.6) $ 29,842.0 GAAP Balance Sheet (Unaudited)

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 36 Notes DIVIDEND POLICY Our dividend policy for our common stock is an annual rate of $1.40 per share ($0.35 per common share on a quarterly basis). The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our amended and restated certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. NON-GAAP FINANCIAL MEASURES This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. NOTES ON CARLYLE CONSOLIDATED GAAP RESULTS (PAGE 5) 1. Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 29. 2. Margin on income (loss) before provision for income taxes is equal to Income (loss) before provision for income taxes, divided by Total revenues. 3. Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. NOTE ON TOTAL SEGMENT RESULTS (PAGES 7-10) 1. Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. 2. FRE margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Effective December 31, 2023, we realigned our employee compensation program, which increased the proportion of our accrued performance allocations used to compensate our employees. This led to a lower FRE compensation ratio, which is calculated as total segment cash-based compensation and benefits, divided by total segment fee revenues, and a higher realized performance revenue compensation ratio. 3. We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of or associated with our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non- GAAP Financial Measures” for details. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 33. 4. Includes the change in performance revenue accrual from positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. See page 31 for a reconciliation of performance revenues to realized net performance revenues. NOTES ON ASSETS UNDER MANAGEMENT (PAGES 11-13) 1. Total Assets Under Management refers to the assets we manage or advise and reflects the sum of the unrealized Fair Value of Investments and Available Capital. We also include the NGP funds, which are advised by NGP. 2. Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. 3. Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes certain managed account vehicles. Total AUM for Insurance Solutions includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Insurance Solutions AUM as well as in the AUM of the strategy in which they are invested. 4. Performance Fee Eligible AUM represents the AUM of funds for which we are entitled to receive performance allocations, inclusive of the fair value of investments in those funds (which we refer to as “Performance Fee Eligible Fair Value”) and their Available Capital. Performance Fee Eligible Fair Value is “Performance Fee Generating” when the associated fund has achieved the specified investment returns required under the terms of the fund’s agreement and is accruing performance revenue as of the quarter-end reporting date. Funds whose performance allocations are treated as fee-related performance revenues are excluded from these metrics. 5. The In-Carry Ratio represents Performance Fee-Generating Fair Value divided by Total Performance Fee Eligible Fair Value (as defined above). 6. Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. We include Fee-earning AUM on the NGP funds, which are advised by NGP.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 37 Notes, continued NOTES ON ASSETS UNDER MANAGEMENT (PAGES 11-13) (CONTINUED) 7. Pending Fee-earning Assets Under Management refers to commitments that have been raised and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. 8. “Perpetual Capital” refers to the assets we manage or advise which have an indefinite term and for which there is no immediate requirement to return capital to investors upon the realization of investments made with such capital, except as required by applicable law. Perpetual Capital may be materially reduced or terminated under certain conditions, including reductions from changes in valuations and payments to investors, including through elections by investors to redeem their investments, dividend payments, and other payment obligations, as well as the termination of or failure to renew the respective investment advisory agreements. Perpetual Capital includes: (a) assets managed under the strategic advisory services agreement with Fortitude, (b) our Core Plus real estate fund, (c) our business development companies and certain other direct lending products, (d) Carlyle Tactical Private Credit Fund (“CTAC”), (e) our closed-end tender offer Carlyle AlpInvest Private Markets (“CAPM”) funds and Carlyle AlpInvest Private Markets Secondaries (“CAPS”) funds, and (f) certain other structured credit and asset-backed finance products. NOTES ON KEY METRICS ACTIVITY (PAGE 14) 1. Inflows generally reflects the impact of gross fundraising, reinsurance and other transactions at Fortitude, and corporate acquisitions during the period, if any. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate. 2. Deployment comprises (i) Invested Capital of Carry Funds, (ii) new CLO issuances and incremental capital raised from CLO resets, and (iii) gross originations and other non- carry fund activity. This metric excludes deployment of Fortitude’s general account assets covered by the strategic advisory services agreement into third party investments. NOTES ON SEGMENT HIGHLIGHTS (PAGES 16-18) 1. Reflects the percentage of Fair Value in our GPE carry funds attributable to investments originated in Q1 2022 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. 2. Insurance Solutions includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Insurance Solutions AUM as well as in the AUM of the strategy in which they are invested. 3. Includes Carlyle AlpInvest Private Markets (CAPM) and Carlyle AlpInvest Private Markets Secondaries (CAPS) funds. NOTES ON TOTAL AUM AND FEE-EARNING AUM ROLL FORWARDS (PAGE 22) 1. Inflows generally reflects the impact of gross fundraising, reinsurance and other transactions at Fortitude, and corporate acquisitions during the period, if any. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate. 2. Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, and separately managed accounts, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. 3. Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies, changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement, and other changes in AUM. 4. Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. 5. Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, reinsurance and other transactions at Fortitude, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. 6. Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee-earning AUM. 7. Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, activity of funds with fees based on gross asset value, and changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement. 8. Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 38 NOTES ON FUND PERFORMANCE TABLES (PAGES 23-26) 1. Represents the original cost of investments since inception of the fund. 2. Represents all realized proceeds since inception of the fund. 3. Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. 4. Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. 5. An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/ Partially Realized MOIC and Gross IRR have limitations as measures of investment performance and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. 6. Gross Internal Rate of Return (“Gross IRR”) represents an annualized return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. 7. Net Internal Rate of Return (“Net IRR”) represents an annualized return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. 8. Represents the net accrued performance revenue balance/(giveback obligation) as of the current quarter end. 9. Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. 10. Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: MENA, CCI, CSSAF I, CPF I, CAP Growth I, CAP Growth II, CBPF II, CAGP IV, ABV 8, ABV 9, ACCD 2, ACCD 3, and CCD-CIF. 11. Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CEP II, CAP I, CAP II, CAP III, CBPF I, CJP I, CJP II, CMG, CVP I, CVP II, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III, CEOF I, Mexico, and CSABF. 12. For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. 13. For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. 14. Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, and CER II. 15. Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRP IV, CRP V, CRCP I, CAREP I, CAREP II, CEREP I, CEREP II, and CEREP III. 16. Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, NGP RP I, NGP RP II, NGP RP III, NGP ETP IV, NGP SRA II, and CRSEF. 17. Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP, CPP II, and CPOCP. 18. Represents the original cost of investments since the inception of the fund. For CSP III and CSP IV, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. 19. Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CAPF VII, CICF, CAF, CALF, CCOF III - Unlevered, and CCOF III PSV. 20. Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CSP II, CSP III, CEMOF I, CEMOF II, CSC, CMP I, CMP II, SASOF II, and CASCOF. Notes, continued

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 39 NOTES ON FUND PERFORMANCE TABLES (PAGES 23-26) (CONTINUED) 21. Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by AlpInvest. Excluded from the performance information shown are: (a) investments that were not originated by AlpInvest (i.e., AlpInvest did not make the original investment decision or recommendation); (b) Direct Investments, which was spun off from AlpInvest in 2005; (c) Carlyle AlpInvest Private Markets (“CAPM”); (d) Carlyle AlpInvest Private Markets Secondaries (“CAPS”); and (e) LP co-investment vehicles managed by AlpInvest. As of March 31, 2026, these excluded portfolios amounted to approximately $18.6 billion of AUM in the aggregate. 22. To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. 23. Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest level. 24. Includes ASF VIII - SMAs, AlpInvest Atom Fund, AlpInvest Atom Fund II, all mezzanine investment portfolios, all ‘clean technology’ private equity investment portfolios, all strategic portfolio finance SMAs, all AlpInvest senior portfolio lending SMAs, and any state-focused investment mandate portfolios. 25. “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. Co-Investments SMAs 2014-2016 does not include two SMAs that started in 2016 but invested a substantial majority alongside ACF VII. These two SMAs have instead been grouped with ACF VII - SMAs. An SMA may pursue multiple investment strategies and make commitments over multiple years. 26. Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. 27. The fund step-down date represents the contractual step-down date under the respective fund agreements for funds on which the fee basis step-down has not yet occurred. Funds without a listed Fee Initiation Date and Step-down Date have not yet initiated fees. 28. All amounts shown represent total capital commitments as of March 31, 2026. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Committed capital for CCOF II excludes $150 million in capital committed by a CCOF II investor to a side vehicle. The CCOF III platform, which includes CCOF III - Levered, CCOF III - Unlevered, and CCOF III PSV, collectively has $5.7 billion of committed capital. 29. Net accrued carry presented excludes net accrued carry retained as part of the sale of Metropolitan Real Estate on April 1, 2021. There was no net accrued carry balance for Metropolitan Real Estate as of March 31, 2026. 30. Funds are included when all investments have been realized. There may be remaining fair value and net accrued carry where there are outstanding escrow balances or undistributed proceeds. NOTES ON RECONCILIATION FOR DISTRIBUTABLE EARNINGS PER SHARE (PAGE 28) 1. Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non- recurring items that affect period-to-period comparability and are not reflective of the Company’s operational performance. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. 2. Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. NOTE ON RECONCILIATION OF GAAP TO TOTAL SEGMENT INFORMATION (PAGE 31) 1. Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from the dilution of the indirect investment in Fortitude. Notes, continued